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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 24, 2005


                             Nabors Industries Ltd.
             (Exact name of registrant as specified in its charter)






Bermuda                                              000-49887                                   980363970
(State or other jurisdiction of              (Commission File Number)                     (I.R.S. Employer
incorporation or organization)                                                         Identification No.)


                      2nd Fl. International Trading Centre
                                     Warrens
                                   PO Box 905E
                              St. Michael, Barbados
                         (Address of principal executive
                               offices) (zip code)


Registrant's telephone number, including area code:  (246) 421-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 Entry Into a Material Definitive Agreement.

On February 24, 2005, the Compensation Committee of the Board of Directors of
Nabors Industries Ltd. (the "Company") granted restricted stock awards and options to purchase the Company's common shares to certain of the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K), as follows:

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


---------------------------------------- -------------------------------------- --------------------------------------
Executive Officer                        Number of Restricted Shares            Number of Option Shares
---------------------------------------- -------------------------------------- --------------------------------------
Eugene M. Isenberg*                      100,000                                350,000
---------------------------------------- -------------------------------------- --------------------------------------
Anthony G. Petrello*                     50,000                                 175,000
---------------------------------------- -------------------------------------- --------------------------------------
Bruce P. Koch**                          1,626                                  5,000
---------------------------------------- -------------------------------------- --------------------------------------
Daniel McLachlin**                       325                                    1,000
---------------------------------------- -------------------------------------- --------------------------------------



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*    Restricted stock award shares vest in three equal installments beginning on the first anniversary date of the grant. All options to purchase common shares vest on June 1, 2005.

** Restricted stock award shares vest in four equal installments beginning on the first anniversary date of the grant. All options to purchase common shares vest on June 1, 2005.

The options to purchase the Company's common shares expire ten years from the date of the grant, vest on the schedule set forth above (or, if earlier, immediately prior to a change of control of the Company) and have an exercise price of $57.65, the closing price of the Company's common shares on the American Stock Exchange on the date of the grant. The restricted stock awards and the options to purchase common shares are subject to the terms of the various plans under which they were granted and the individual restricted stock award and stock option agreements, forms of which are attached as Exhibits 10.01 through 10.04 and incorporated by reference herein. The Company intends to use such forms of restricted stock award and stock option agreements from time to time in connection with future awards to its named executive officers and others under all equity compensation plans adopted and maintained by the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.01    Form of Restricted Stock Award--Isenberg/Petrello

Exhibit 10.02    Form of Restricted Stock Award--Others

Exhibit 10.03    Form of Stock Option Agreement--Isenberg/Petrello

Exhibit 10.04    Form of Stock Option Agreement--Others




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



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NABORS INDUSTRIES LTD.



Date:  March 2, 2005                By:   /s/ Daniel McLachlin
                                       ------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary






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


                                  Exhibit Index


Exhibit 10.01    Form of Restricted Stock Award--Isenberg/Petrello

Exhibit 10.02    Form of Restricted Stock Award--Others

Exhibit 10.03    Form of Stock Option Agreement--Isenberg/Petrello

Exhibit 10.04    Form of Stock Option Agreement--Others




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